SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 22, 2003


                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of Registrant as specified in its charter)

        BERMUDA                              001-16503               98-0352587
  (Jurisdiction of incorporation           (Commission File       (IRS Employer
  or organization)                         Number)           Identification No.)

                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements Financial Information and Exhibits.

(c) Exhibits.

         Exhibit No.                        Exhibit Description
         ----------                         --------------------

         99                   Press release dated October 22, 2003
         ---------------------------------------------------------
                              announcing earnings for the third quarter of 2003.
                              --------------------------------------------------

Item 12. Results of Operations and Financial Condition


On October 22, 2003 Willis Group Holdings Limited issued a press release announcing its unaudited financial results for the third quarter of 2003. A copy of this press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WILLIS GROUP HOLDINGS LIMITED

                                By:  /s/ Mary E. Caiazzo
                                    ------------------------------------
                                    Mary E. Caiazzo
                                    Assistant General Counsel

Date:  October 22, 2003